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                                                                   EXHIBIT 23.02



                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (No. 33-1 3995, No. 33-67940, No. 33-72438, No. 333-06025
and No. 333-88683) of Nashua Corporation of our reports dated February 18, 2000, relating to the financial statements and financial statement schedule, which appear in this Form 10-K.





PricewaterhouseCoopers LLP
Boston, Massachusetts
March 28, 2001